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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): October 11, 1999



                             THE UNIMARK GROUP, INC.
               (Exact name of Registrant as specified in charter)




                    Texas                         000-26096                                 75-2436543
         (State or other jurisdiction       (Commission File Number)                     (I.R.S. Employer
               of incorporation)                                                        Identification No.)



                                 UniMark House
                                124 McMakin Road
                               Bartonville, Texas                                   76226
                      (Address of principal executive offices)                    (Zip Code)
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Registrant's telephone number, including area code: (817) 491-2992



                            ------------------------




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ITEM 5.     Other Events.

SALE OF LES PRODUITS DELI-BON, INC.

         On October 11, 1999, The UniMark Group, Inc., a Texas corporation (the
"Company"), issued a press release announcing that the Company, had sold all of the issued and outstanding shares of capital stock of Les Produits Deli-Bon, Inc., a Quebec corporation ("Deli-Bon"), to Francois Gravil - Guy Picard, in trust for the company to be owned and operated by Francois Gravil and Guy Picard
("Francois Gravil - Guy Picard").

         The sale price for the Deli-Bon shares included approximately: (1)
$320,00 (U.S.) in immediately available funds; (2) a $400,000 (U.S.) no interest secured note due November 10, 1999; (3) a $400,000 (U.S.) no interest secured note due December 10, 1999; and (4) a $303,932 (U.S.) secured note bearing interest at a rate of 8.75% per annum due October 11, 2004.

         Deli-Bon, a fruit processing company located in the city of Quebec, primarily sells fruit salads to the foodservice industry and warehouse clubs in the Province of Quebec, Canada.

ITEM 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

         (b) Pro Forma Financial Information.

            Not applicable.

         (c) Exhibits.

            Exhibit 99.1 - Press Release, dated October 11, 1999, announcing that the Company had sold all of the issued and outstanding shares of capital stock of Deli-Bon.

            Exhibit 99.2 - Stock Purchase Agreement dated October 11, 1999, by and between the Company and Francois Gravil - Guy Picard.

            Exhibit 99.3 - $400,000 (U.S.) 30 Day Secured Note payable to the order of the Company.

            Exhibit 99.4 - $400,000 (U.S.) 60 Day Secured Note payable to the order of the Company.

            Exhibit 99.5 - $303,392 (U.S.) Five Year Secured Note payable to the order of the Company.

            Exhibit 99.6 - Short-term Pledge Agreement dated October 11, 1999, by and between the Company and Francois Gravil - Guy Picard.



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            Exhibit 99.7 - Long-term Pledge Agreement dated October 11, 1999, by and between the Company and Francois Gravil - Guy Picard.

            Exhibit 99.8 - Supply Agreement dated October 11, 1999, by and between the Company and Deli-Bon.

            Exhibit 99.9 - Exclusive Distribution Agreement dated October 11,
            1999, by and between the Company and Deli-Bon.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             THE UNIMARK GROUP, INC.
                                             (Registrant)


Date:    October 26, 1999                    By:  /s/ Soren Bjorn
                                                  -----------------------------
                                                      Soren Bjorn
                                                      President, Chief Executive
                                                      Officer and Secretary


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                                  EXHIBIT INDEX

          EXHIBIT
          NUMBER                    DESCRIPTION
          ------                    -----------
            99.1    -   Press Release, dated October 11, 1999, announcing that
                        the Company had sold all of the issued and outstanding
                        shares of capital stock of Deli-Bon.

            99.2    -   Stock Purchase Agreement dated October 11, 1999, by and
                        between the Company and Francois Gravil - Guy Picard.

            99.3    -   $400,000 (U.S.) 30 Day Secured Note payable to the order
                        of the Company.

            99.4    -   $400,000 (U.S.) 60 Day Secured Note payable to the order
                        of the Company.

            99.5    -   $303,392 (U.S.) Five Year Secured Note payable to the
                        order of the Company.

            99.6    -   Short-term Pledge Agreement dated October 11, 1999, by
                        and between the Company and Francois Gravil - Guy
                        Picard.

            99.7    -   Long-term Pledge Agreement dated October 11, 1999, by
                        and between the Company and Francois Gravil - Guy
                        Picard.

            99.8    -   Supply Agreement dated October 11, 1999, by and between
                        the Company and Deli-Bon.

            99.9    -   Exclusive Distribution Agreement dated October 11, 1999,
                        by and between the Company and Deli-Bon.
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